ACCESS ONE TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013, as supplemented January 23, 2014

TICKER
Access Flex High Yield Fund
Investor Class	FYAIX
Service Class	FYASX
Access Flex Bear High Yield Fund
Investor Class	AFBIX
Service Class	AFBSX

3435 Stelzer Road

Columbus, Ohio 43219

PHONE: 1-888-776-3637 For Individual Investors Only

1-888-776-5717 For Institutions and Financial Professionals Only

This Statement of Additional Information (“SAI”) describes the Access Flex High Yield Fund and the Access Flex Bear High Yield Fund (each, a “Fund,” and, collectively, the “Funds”), each a series of Access One Trust, a Delaware statutory trust (the “Trust”).

This SAI is not a prospectus. The Access Flex High Yield Fund and the Access Flex Bear High Yield Fund each offer two classes of shares: Investor Class shares and Service Class shares. This SAI should be read in conjunction with the Prospectus of Access Flex High Yield Fund and Access Flex Bear High Yield Fund dated February 28, 2013 (the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at ProFunds.com. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the Funds’ Annual Report for the fiscal year ended October 31, 2012, which have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference into this SAI. A copy of the Funds’ Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

ACCESS ONE TRUST

Description of Trust

The Trust is a Delaware statutory trust organized on July 29, 2004 and is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is composed of six separate series: Access Flex High Yield Fund, Access Flex Bear High Yield Fund, Access Commodity Fund, Access Bear Commodity Fund, Access VP High Yield Fund and Access VP Bear High Yield Fund. Two series, the Access Flex High Yield Fund and the Access Flex Bear High Yield Fund (each with respect to Investor Class and Service Class Shares) (each a “Fund”, together the “Funds”), are discussed herein. Other series may be added in the future. The Funds are classified as non-diversified management investment companies. The investments made by the Funds and the results achieved by the Funds at any given time may not be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Funds.

General Information

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Funds, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental may be changed by the Board of Trustees of the Funds (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

The investment techniques and strategies of the Funds discussed below may be used by a Fund if, in the opinion of the Advisor, these techniques or strategies will be advantageous to the Funds. Investing in the Funds involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Funds to determine whether an investment is appropriate. Investment in a Fund alone does not constitute a balanced investment plan. The Funds are not intended for investors whose principal objective is current income or preservation of capital. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. Because of the inherent risks in any investment, there is no assurance that any of these techniques or strategies listed below or any of the other methods of investment available to a Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate a Fund at a time which may not be an opportune time for shareholders.

The Advisor expects that the assets invested in the Funds will come from professional money managers who may all use similar technical models as part of an active trading strategy. This may result in large fluctuations in assets under management, which may have a negative impact on performance by concentrating transaction costs on certain days or over certain periods.

For purposes of this SAI, the word “invest” refers to a Fund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct investments and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Name Policies

The Funds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in Funds’ name policies.

INVESTMENTS, TECHNIQUES AND RISKS

Additional information concerning the characteristics of the permissible investments and techniques the Funds may employ is set forth below. Because the Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity, the Fund’s utilization of or exposure to the investments, techniques and risks described below will generally be the opposite of that for a traditional high yield mutual fund.

Swap Agreements. The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity. The Access Flex High Yield Fund will primarily employ credit default swaps in order to obtain high yield exposure.

The Access Flex Bear High Yield Fund will primarily employ credit default swaps in order to obtain inverse high yield exposure. The Access Flex Bear High Yield Fund may also enter into interest rate, index, total return, and equity swap agreements.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities or an ETF representing a particular index or group of securities. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). The Access Flex High Yield Fund is usually a net seller of CDSs and the Access Flex Bear High Yield Fund is usually a net buyer of CDSs.

Certain swap agreements entered into by the Funds (but generally not CDSs) would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Typically, no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Other swap agreements, such as CDSs, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Access Flex High Yield Fund and the Access Flex Bear High Yield Fund will segregate assets necessary to meet any accrued payment obligations if the value of the CDS declines.

Swap agreements with terms greater than seven days may be considered to be illiquid for the purposes of the Fund’s illiquid investment limitation. A Fund will not enter into any swap agreements unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Funds will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Funds’ rights as a creditor. The Funds will only enter into swap agreements with major, global financial institutions that meet the Funds’ standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

The swaps market is a relatively new market and is largely unregulated. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act, as amended (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As noted above, a Fund may enter into CDSs for investment purposes. Access Flex High Yield Fund will normally be a seller of CDSs. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

The Access Flex Bear High Yield Fund will normally be a buyer of CDSs (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities). If a Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Access Flex Bear High Yield Fund expects to buy CDSs with multiple reference issuers, in which case payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The Funds may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long—or short-term interest rates. For example, a Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The Funds may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

The Funds may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

The Funds may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of the Fund’s benchmark. The performance of an ETF may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its benchmark as it would if the Fund used only swaps on the benchmark.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectus and SAI), swap agreements are generally valued by the Funds at market value. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

In the normal course of business, a Fund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA Agreements”), with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds‘ transactions in swap agreements.

In connection with the Advisor’s management of certain series outside the Trust, the Advisor has registered as a commodity pool operator (a “CPO”). On December 5, 2012, the Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor (but not the Trust or the Funds) is subject to registration and regulation as a CPO and a CTA under the Commodity Exchange Act (the “CEA”), and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. In addition, the CFTC, in conjunction with other federal regulators, recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the Funds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the rule proposal on the Funds is uncertain.

Structured Notes. Structured notes are securities that are collateralized by one or more CDSs on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on CDSs (e.g., credit-linked securities), a Fund is also subject to the credit risk of the corporate credits underlying the CDSs. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a structured note may be one or more CDSs, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with CDSs.

A Fund’s investments in commodity-linked structured notes, if any, can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify.

Below Investment Grade Securities. As noted in the Prospectus, each Fund may invest significantly in or seek exposure to below investment grade, high yield, fixed-income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Below investment grade securities generally reflect a greater possibility that adverse changes in the financial condition of the issuer and/or in general economic conditions may impair the ability of the issuer to make timely payments of interest and principal. In addition, because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired. Issuers of below investment grade securities may not have the more traditional methods of financing available to them. Some below investment grade securities are unsecured or subordinate to the prior payment of senior indebtedness. For these reasons, among others, the risk of default or failure to timely pay interest and principal payments is significantly greater for below investment grade securities. Failure of a Fund to receive interest and principal payments from its portfolio of fixed-income securities will affect the Fund’s income and ability to meet its investment objective.

The Access Flex Bear High Yield Fund will seek inverse exposure to below investment grade, high yield, fixed-income securities or derivatives of such securities. The Access Flex Bear High Yield Fund’s inverse exposure to below investment grade securities will generally cause the Fund to lose value when conditions are favorable or neutral for these securities. The Access Flex Bear High Yield Fund will generally benefit when conditions are adverse for these securities or when there is a default event. These results are opposite that of most high yield funds.

The inability or perceived inability of issuers to make timely payments of interest and principal can make the values of below investment grade securities held by the Fund more volatile and can limit the Fund’s ability to sell such securities at prices approximating the values the Fund has placed on such securities. In addition, the absence of a liquid trading market for below investment grade securities held by the Fund may make it difficult for the Fund to establish the fair value of the securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by the nationally recognized securities rating organizations (“NRSROs”) do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. See Appendix A of this SAI for a summary of the NRSROs’ ratings.

The value of below investment grade securities, like other fixed-income securities, fluctuates in response to changes in the interest rates. A decrease in interest rates will generally result in a decrease in the value of Access Flex Bear High Yield Fund’s investments, while an increase in interest rates will generally result in an increase in the value of the Fund’s investments. Below investment grade securities can also be affected, sometimes to a greater extent than other fixed-income investments, by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the value of fixed-income securities such as below investment grade securities.

Corporate Bonds. The Access Flex Bear High Yield Fund may seek inverse exposure to, and the Access Flex High Yield Fund may invest in, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection generally will not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Access Flex Bear High Yield Fund may seek inverse exposure to, and the Access Flex High Yield Fund may invest in, all grades of corporate securities including junk bonds, as discussed above.

Collateralized Debt Obligations. The Access Flex High Yield Fund may invest in collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. In a typical CDO investment, a Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures, and swaps. The cash flows generated by the collateral are used to pay interest and principal to a Fund. CDOs are structured into tranches, and the payments allocated such that each tranche has a predictable cash flow stream and average life.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity, and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to a fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that a fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Convertible Securities. The Access Flex High Yield Fund may invest directly or indirectly in convertible securities. The Access Flex Bear High Yield Fund may seek inverse exposure to convertible securities. A convertible security is a bond, debenture, note, preferred stock, warrant, or other security that may be converted into or exchanged for either: (1) a prescribed amount of common stock or other security of the same or different issuer; or (2) cash within a particular time period at a specified price or formula. A convertible security generally entitles the holder to receive interest on debt securities or dividends on equity securities until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities ordinarily provide a stream of income with generally higher yields than those of ordinary common stock of the same or similar issuer. Convertible securities generally have characteristics similar to both debt and equity securities. The value of the convertible securities generally tends to decline as interest rates rise and tends to fluctuate with the market value of the underlying equity securities due to the conversion feature. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. A Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

The Funds may invest in convertible securities that have a mandatory conversion feature. A convertible security with a mandatory conversion feature automatically converts into stock or other equity securities at the option of the issuer or at a specified date and a specified conversion ratio. Since conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying stock or equity security at times when the value of the underlying security has declined substantially. Convertible securities, particularly securities with a mandatory conversion feature, may be less liquid than other types of investments or illiquid. In such cases, a Fund may not be able to dispose of the convertible security in a timely fashion or at a fair price, which could result in a loss to the Fund.

Equity Securities. The Access Flex High Yield Fund may invest in or seek exposure to equity securities, while the Access Flex Bear High Yield Fund may invest in or seek inverse exposure to equity securities. The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities, and the Funds are particularly sensitive to these market risks.

Foreign Securities. The Funds may invest in securities traded principally outside the United States or in foreign issuers (together, “foreign securities”), while the Access Flex Bear High Yield Fund may seek inverse exposure to such securities. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Futures Contracts and Related Options. The Funds may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally choose to engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures, (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

When a Fund purchases or sells an index futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position (marked-to-market on a daily basis) a Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund, cash or liquid instruments (marked to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise covers its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

For example, a Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a short position in the futures contract. A Fund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price

(i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value of the strike price of the call and the price of the future. A Fund may also cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain, in a segregated account, liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. Although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with the Advisor’s management of certain series outside the Trust, the Advisor has registered as a commodity pool operator (CPO). On December 5, 2012, the Advisor also registered as a commodity trading advisor (CTA) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor (but not the Trust or the Funds) is subject to registration and regulation as a CPO and a CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Forward Contracts. The Access Flex High Yield Fund may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position, while the Access Flex Bear High Yield Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain inverse exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of an underlying asset or the cash value of the underlying asset at an agreed upon date. When required by law, the Funds will segregate liquid assets in an amount equal to the value of the Funds’ total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of the Funds’ investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the Funds’ illiquid investment limitations. The Funds will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Funds will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Funds’ rights as a creditor.

Index Options. A Fund may purchase and write options on indexes to create investment exposure consistent with its investment objective, to hedge or limit the exposure of its positions, or to create synthetic money market positions. (See “Taxation.”)

An index fluctuates with changes in the market values of the securities included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of asset prices in the index generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular asset. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual securities. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying index not otherwise covered.

A Fund may engage in transactions in index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options, and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purpose of a Fund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Funds may buy or sell; however, the Advisor intends to comply with all limitations.

Options. A Fund may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option, a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” A Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. A Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Short Sales. The Access Flex Bear High Yield Fund may engage in short sales transactions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. Whenever the Fund engages in short sales, it earmarks or segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

Depositary Receipts. The Access Flex High Yield Fund may invest in American Depositary Receipts (“ADRs”), while the Access Flex Bear High Yield Fund may seek inverse exposure to ADRs. For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock outside the U.S., a Fund can avoid certain risks related to investment in foreign securities in non-U.S. markets.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Funds may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

The Access Flex High Yield Fund may also invest in Global Depositary Receipts (“GDRs”), while the Access Flex Bear High Yield Fund may also seek inverse exposure to GDRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

The Access Flex High Yield Fund may also invest in or seek exposure to New York Shares (“NYSs”), while the Access Flex Bear High Yield Fund may also seek inverse exposure to NYSs. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. The Access Flex High Yield Fund may also invest in or seek exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges, while the Access Flex Bear High Yield Fund may also seek inverse exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges.

As noted above, the Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, and thus the Fund’s utilization of or exposure to depository receipts and the associated risk considerations will generally be the opposite of those for a traditional high yield mutual fund.

U.S. Government Securities. The Access Flex High Yield Fund may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. The Access Flex Bear High Yield Fund may invest in or seek inverse exposure to U.S. government securities in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the

U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

Investments in Other Investment Companies. The Access Flex High Yield Fund may invest in or seek exposure to, and the Access Flex Bear High Yield Fund may seek inverse exposure to, the securities of other investment companies, including exchange traded funds (“ETFs”) and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the SEC. If a Fund invests in, and, thus is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investing in other investment companies involves substantially the same risks to the Funds as investing directly in the investments of the underlying investment companies. To the extent a Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Absent exemptive rule or relief, investments in other investment companies generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of a Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause a Fund’s income and asset value to be reduced.

Illiquid Securities. The Funds may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), but which can be sold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the Commission staff, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of the Funds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on a Fund’s liquidity.

Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with major, global financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of the Funds’ total net assets. The investments of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Cash Reserves. To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of the Fund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Money Market Instruments. Each Fund is authorized to invest up to 100% of its assets in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds may invest in all types of Commercial Paper, including Commercial Paper rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Borrowing. Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. A Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

The Funds may also enter into reverse repurchase agreements as described above, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described above, such agreement will not be considered a senior security and therefore such agreements will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund.

Lending of Portfolio Securities. Subject to the Funds’ investment restrictions set forth below, each Fund may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. Each Fund will not lend more than 33 1/3% of the value of the Fund’s total assets. Loans will be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

When-Issued and Delayed-Delivery Securities. Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when–issued or delayed delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than a Fund’s purchase commitments for such when-issued or delayed-delivery securities. Because a Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Advisor to manage a Fund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, investing in the Funds presents certain risks, some of which are further described below.

Non-Diversified Status. Each Fund is a “non-diversified” series of the Trust. Each Fund’s classification as a “non-diversified” investment company means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements, described in “Taxation” below, on a Fund that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” Fund, a relatively high percentage of such Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a Fund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

Risks to Management. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, custodian, Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

Portfolio Turnover. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Funds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Funds and may result in higher taxes for shareholders that hold shares in a taxable account. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the Funds invest, are excluded from the calculation of portfolio turnover rate. Each Fund’s turnover rate for the fiscal year ended October 31, 2012 is set forth in the annual report to shareholders. Annual portfolio turnover rates are shown in each Fund’s summary prospectus.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are fundamental with respect to each Fund and, as such, may be changed only by a vote of a majority of the outstanding voting securities of the Fund. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to a Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction. These restrictions supplement the investment objective and policies of each Fund as set forth in the Funds’ Prospectus.

Access Flex High Yield Fund and Access Flex Bear High Yield Fund

1. Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2. Each Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

3. Each Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

4. Each Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

5. Each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

For purposes of each Fund’s policy not to concentrate its assets in issuers in any particular industry or group of industries, the Funds use the industry sub-group classifications provided by Bloomberg, L.P.

The fundamental investment restrictions of each Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

Obligations under futures contracts will not be considered senior securities for purposes of a Fund’s investment restrictions concerning senior securities.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the shares of the Funds is normally calculated at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the bond markets are closed and the NYSE is open).

To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a Fund is calculated by dividing the market value of the Fund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the next business day after the transaction order is placed. When a Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for a Fund.

The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or the National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for FINRA-traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed-income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ), are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which a Fund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by the Fund will be valued at the last bid quote (if purchased by the Fund) or the last asked quote (if sold by the Fund) prior that time at which the Fund calculates NAV. Alternatively fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the Funds’ service providers and to Northern Lights Fund Trust and Northern Lights Variable Trust, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Fund nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the Funds’ chief compliance officer (“CCO”) or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no party other than the Trust’s service providers and any other persons identified above receive Non-Standard Disclosure.

MANAGEMENT OF ACCESS ONE TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the Funds. These characteristics include, among other things, the fact that the Funds have common service providers. As a result, the Board addresses governance and management issues that are often common to the Funds. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex Board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio manager of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of investments in particular securities or derivatives. The Advisor also prepares reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

The Board has appointed a CCO for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Funds’ CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Trust report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.

The Trustees, their birth date, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o Access One Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (119) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (March 1993 to May 2007)	ProShares (119) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009)	ProShares (119) ProFunds (112) Access One Trust (3)
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); and of ProShare Advisors LLC (April 1997 to present); ProShare Capital Management LLC; Managing Partner (June 2008 to present)	ProShares (119) ProFunds (112) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 2004 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of services as Trustees to ProFunds and the Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Trust’s Funds, each individual brought experience and qualifications from other areas. In particular, Mr. Reynolds has previous significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous significant experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig has significant experience in the areas of investment and asset management.

Executive Officers Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary ProFunds Distributors, Inc. (April 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

Kenneth Schiltz 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/77	Assistant Treasurer	Indefinite; March 2011 to present.	Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2005 to present).

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	Over $100,000
Russell S. Reynolds, III, Trustee	None	$10,001 - $50,000
Michael C. Wachs, Trustee	None	$10,001 - $50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board met four times.

Compensation of Trustees and Officers

Each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee. The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended October 31, 2012.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$621	$0	$0	$194,000
Russell S. Reynolds, III, Trustee	$621	$0	$0	$194,000
Michael C. Wachs, Trustee	$621	$0	$0	$194,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Control Persons and Principal Holders of Securities

As of February 1, 2013, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any Fund.

See Appendix B to this SAI for a list of the Principal Holders of each Fund.

INVESTMENT ADVISOR

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of October 31, 2012, or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Jeffrey Ploshnick	None	$1 - 10,000

Portfolio Managers’ Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and to reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each portfolio manager as of October 31, 2012, or as otherwise noted.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]	Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]	Number of All Other Accounts Managed/Total Assets[3]
Jeffrey Ploshnick	10/$263,712,087	7/$968,935,831	0/$0

1	Includes assets of publicly available series of ProFunds, available series of Access One Trust, and available series of ProShares Trust.
2	Includes assets of available series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients. In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person (as such term is defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”)) of the Advisor may make security purchases subject to the terms of the Advisor’s code of ethics, described below.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

ProFund Advisors LLC. Under an investment advisory agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005, on behalf of the Funds (“Agreement” or “Advisory Agreement”), each Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and the officers of the Funds. The Advisor bears all costs associated with providing these advisory services. The Advisor may waive fees, reimburse expenses or otherwise contribute assets to the Funds, which may affect performance. The Advisor, from its own resources, including profits from advisory fees received from the Funds, also may make substantial payments to broker-dealers and other financial institutions for their expenses in connection with the provision of administrative services and/or the distribution of the Funds’ shares. The Advisor also performs certain administrative services on behalf of the Funds pursuant to the Agreement. The Advisor has managed the Funds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of ProFunds.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ annual report to shareholders dated October 31, 2012.

For the fiscal years ended October 31, 2010, 2011 and 2012, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the Funds:

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex High Yield Fund	$1,189,317	—	$985,080	—	$506,230	—
Access Flex Bear High Yield Fund	$389,510	$7,234	$127,125	—	$62,408	$49,065

The Advisor has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through February 28, 2014, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Access Flex High Yield Fund	1.95%	2.95%
Access Flex Bear High Yield Fund	1.78%	2.78%

After such date, the expense limitation may be terminated or revised. Amounts contractually waived or reimbursed in a particular fiscal year may be recouped by the Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause a Fund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended October 31, 2010, 2011 and 2012, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the Funds:

	Recouped 2010	Recouped 2011	Recouped 2012
Access Flex High Yield Fund	—	—	—
Access Flex Bear High Yield Fund	—	$4,931	$3,750

Management Services Agreement

The Advisor also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. The Advisor is entitled to receive an annual fee, equal to 0.15% of the average daily net assets of the Funds for such services.

For the fiscal years ended October 31, 2010, 2011 and 2012, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for each of the Funds:

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex High Yield Fund	$237,865	—	$197,017	—	$101,247	—
Access Flex Bear High Yield Fund	$77,902	$1,447	$25,425	—	$12,482	$9,813

CODE OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc. an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between a Fund’s shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a Fund voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-5717, (2) on the Funds’ website at www.Profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Other Service Providers

Administrator, Transfer Agent and Fund Accounting Agent. Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA and acts as the administrator to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator also maintains the shareholder account records for the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; the Funds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and ProFunds. This fee ranges from 0.05% of the Trust’s and ProFunds’ average monthly net assets up to $2 billion to 0.005% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Funds’ Compliance Service Program.

For the fiscal years ended October 31, 2010, 2011 and 2012, Citi, as Administrator, was paid administration fees in the following amounts for each of the Funds:

ADMINISTRATION FEES

FYE 10/31

	2010	2011	2012
Access Flex High Yield Fund	$72,436	$65,890	$40,616
Access Flex Bear High Yield fund	$25,231	$9,567	$6,240

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s and ProFunds’ average monthly net assets up to $1 billion to 0.00375% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended October 31, 2010, 2011 and 2012, Citi, as fund accounting agent, was paid fees in the following amounts for each of the Funds:

FUND ACCOUNTING FEES

FYE 10/31

	2010	2011	2012
Access Flex High Yield Fund	$127,429	$107,662	$67,468
Access Flex Bear High Yield Fund	$41,505	$15,341	$8,504

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

Distributor. ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and sells shares of the Funds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Custodian. UMB Bank, N.A. acts as custodian to the Funds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. The Funds’ custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Funds. For its services, the custodian receives asset-based fees and transaction fees.

Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”) serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is Suite 500, 191 West Nationwide Boulevard, Columbus, Ohio 43215.

Legal Counsel. Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTION AND SERVICE (12b-1) PLANS

SERVICE CLASS SHARES

The Board of Trustees has approved a Distribution and Shareholder Services Plan under which the Funds may pay broker-dealers and investment advisors (“Authorized Firms”) up to 0.75%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for service and distribution-related activities (the “Service Class Plan”). In addition, under the Service Class Plan, each Fund may pay Authorized Firms up to 0.25%, on an annualized basis, of average daily net assets attributable to Service Class Shares as compensation for shareholder services. Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Service Class Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Service Class Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Funds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Distributor may pay all or any portion of the Distribution/Service Fee paid pursuant to the Service Class Plan (the “Distribution/Service Fee”) to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Service Class Shares, or for providing personal services to investors in Service Class Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution/Service Fee as compensation for the Distributor’s services as principal underwriter of the Service Class Shares of the Fund.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the Fund regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal.

The Service Class Plan and Service Class Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Service Class Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of the Fund. The Service Class Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Service Class Distribution and Service Agreements. The Service Class Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit the Funds and holders of Service Class Shares of the Funds. In the Trustees’ quarterly review of the Service Class Plan and Service Class Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals, a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended October 31, 2012, each of the following Funds paid fees under the Service Class Plan to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 10/31/12

Service Class Paid
Access Flex High Yield Fund	$77,089
Access Flex Bear High Yield Fund	$868

Payments to Third Parties from the Adviser and/or the Distributor

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Funds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

At the date of this SAI, the Distributor and the Advisor anticipate that Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., LPL Financial Corporation and First Allied Securities, Inc. will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.15% of the total value of Fund shares held in their respective accounts. The Distributor and the Advisor expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this SAI are not reflected.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Distribution of Fund Shares to Government Sponsored Retirement Plans

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

Administrative Services

The Funds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Funds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Funds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Funds, may enter into administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Funds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Depending on the arrangements, the Funds and/or the Advisor may compensate such financial intermediaries or their agents directly or indirectly for such administrative services.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of a Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended October 31, 2010, 2011 and 2012, each Fund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

FYE 10/31

	2010	2011	2012
Access Flex High Yield Fund	$448,718	$437,749	$194,357
Access Flex Bear High Yield Fund	$174,512	$62,477	$32,871

For the fiscal years ended October 31, 2010, 2011 and 2012, the Advisor paid, out of its own resources, $1,502, $1,073 and $12,281 respectively, to administrative service providers.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a Fund during its most recent fiscal year or during the period of time since the Fund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended October 31, 2012, each of the Funds were operational during that period and held securities of regular brokers or dealers to the Trust:

Access One	Approximate Aggregate Value of Issuer’s Securities Owned by the Access One Trust Funds at the close of its fiscal year ended October 31, 2012	Name of Broker or Dealer
Access Flex High Yield Fund	$6,241,000	Deutsche Bank Securities, Inc.
	2,332,000	UBS Securities, LLC
	2,909,000	UMB Bank N.A.
Access Flex Bear High Yield Fund	599,000	Deutsche Bank Securities, Inc.
	223,000	UBS Securities, LLC
	284,000	UMB Bank N.A.

Brokerage Commissions

For the fiscal years ended October 31, 2010, 2011 and 2012, Access Flex High Yield Fund paid $16,425, $15,366 and $7,282 in brokerage commissions, respectively. For the fiscal years ended October 31, 2010, 2011 and 2012 Access Flex Bear High Yield Fund paid $17,110, $9,590 and $4,681 in brokerage commissions, respectively.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include, but are not limited to: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees, all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on July 29, 2004, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series and classify shares of a particular series of beneficial interest into one or more classes of that series.

All shares of the Trust are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, if applicable, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

TAXATION

Overview. Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, IRAs and other retirement plans, and foreign persons (as defined below)). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund. Each Fund intends to elect and qualify to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this paragraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each Fund intends to distribute all or substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification requirement described in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or further guidance by the Internal Revenue Service (“IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirement described in (b) above.

If, in any taxable year, a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, distributions from the Fund would not be deductible by the Fund in computing its taxable income, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend), its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Funds will be able to do so.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

See the Funds’ most recent annual shareholder report for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.

Distributions. For federal income tax purposes, distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain – that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year over net short-term capital losses – that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

Distributions by the Funds to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income. “Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Fund and shareholder level. The Funds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

Dividends-Received Deduction. In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Funds do not expect that a significant portion of their distributions will qualify for the dividends-received deduction.

Disposition of Shares. Upon a redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

Upon the redemption, sale or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Funds’ Prospectus for more information.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount (“OID”) can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. OID that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income, and accordingly is subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities that it otherwise would have continued to hold.

Some debt securities may be purchased by a Fund in the secondary market at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see below).

Market Discount. If a Fund purchases a debt security with a fixed maturity date of more than one year from the date of issuance in the secondary market at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with OID, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues ratably on a daily basis for each day the debt security is held by a Fund based on the number of days between the date of the Fund’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any premium allocable to a prior period not previously deducted.

Higher-Risk Securities. Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Futures, Forward Contracts and Swaps. Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses arising from certain section 1256 contracts may be ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps (including CDS transactions), as well as any of its hedging, short sale, securities loan or similar transactions are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Short Sales. To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Foreign Investments and Taxes. Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or further deduction with respect to foreign taxes incurred by a Fund.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss absent an election to treat foreign currency gain or loss from such contracts as ordinary in character.

To the extent that a Fund’s foreign currency gains and losses, referred to under the Code as “section 988” gains or losses, are treated as ordinary income or loss, they will increase or decrease the amount of the Fund’s investment company taxable income available (and required) to be distributed to its shareholders. If such foreign currency losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund shares. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Passive Foreign Investment Companies. The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as “excess distributions.” Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. If a Fund receives an excess distribution with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of the excess distribution that is allocated to years in the Fund’s holding period prior to the current taxable year (regardless of whether such portion of the excess distribution is distributed by the Fund), and an interest factor will be added to the tax imposed on amounts allocated to such prior taxable years, as if the tax had been payable on the due dates for paying taxes with respect to such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a Fund recognizing income without a corresponding receipt of cash and accordingly require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Mortgage Pooling Vehicles. The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts (see “Unrelated Business Taxable Income” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income. Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable to CRTs in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding. Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax. In addition, for taxable years of a Fund beginning before January 1, 2014, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the distribution is attributable to interest paid by a person that is a related person with respect to the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by a Fund (“short-term capital gain dividends”). In order to qualify for these exemptions from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign persons should consult their tax advisors in this regard. Depending on the circumstances, a Fund may opt not to report potentially eligible dividends as interest-related dividends or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports a payment as an interest-related or short-term capital gain dividend. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

The exemption from withholding for interest-related dividends and short-term capital gain dividends will expire for distributions with respect to taxable years of a Fund beginning after January 1, 2014, unless Congress enacts legislation providing otherwise.

If a beneficial owner of Fund shares who is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, those dividends will be subject to U.S. federal net income taxation at regular income tax rates.

In general, a beneficial holder of shares that is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign persons from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds “U.S. real property interests” (“USRPIs”), which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

Certain Additional Reporting and Withholding Requirements. The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder: (i) on or after January 1, 2014, on dividends (other than Capital Gain Dividends and short-term capital gain dividends, each as defined above), and (ii) on or after January 1, 2017, on Capital Gain Dividends, short-term capital gain dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Equalization Accounting. Each Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax and the amount of any undistributed income will be reflected in the value of a Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation. The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks, other financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services and Dominion Bond Rating Services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Funds for the fiscal year ended October 31, 2012 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm at the fiscal year end, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to Access One Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

Moody’s.

Aaa—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Dominion Ratings Services of Canada (DBRS).

AAA—Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA—COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rated “CCC” clearly have a high likelihood of default, with very little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACE.

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of February 1, 2013, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a Fund:

FUND/CLASS	No. of Shares	Percent of the Class Total Assets Held by the Shareholder	Beneficial Ownership (“B”)/Record Ownership (“R”)
Access Flex Bear High Yield – Investor Class
Trust Company of America PO Box 6503 Englewood, CO 80155	209,504	56.18%	B
TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	43,358	11.63%	B
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	37,741	10.12%	B
National Financial Services LLC 200 Liberty Street New York, NY 10281	30,685	8.23%	B

Access Flex Bear High Yield – Service Class
TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	3,580	52.77%	B
Southwest Securities 1201 Elm Street Dallas, TX 75270	2,226	32.80%	B
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	556	8.19%	B

Access Flex High Yield – Investor Class
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	469,456	33.50%	B
Trust Company of America PO Box 6503 Englewood, CO 80155	321,970	22.97%	B
National Financial Services LLC 200 Liberty Street New York, NY 10281	194,353	13.87%	B

FUND/CLASS	No. of Shares	Percent of the Class Total Assets Held by the Shareholder	Beneficial Ownership (“B”)/Record Ownership (“R”)
LPL Financial Corporation One Beacon Street Boston, MA 02108	168,554	12.03%	B
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	93,227	6.65%	B

Access Flex High Yield – Service Class
TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	46,632	7.75%	B